Exhibit 2(K)(ix)(a)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT — DIRECTORS & OFFICERS LIABILITY

(September 12, 2013)

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING Growth Opportunities Fund

ING Large Cap Value Fund

ING MidCap Opportunities Fund

ING Mid Cap Value Fund

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING FUNDS TRUST

ING Floating Rate Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING Short Term Bond Fund

ING Strategic Income Fund

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING American Funds Asset Allocation Portfolio

ING American Funds Global Growth and Income Portfolio

ING American Funds International Growth and Income Portfolio

ING American Funds International Portfolio

ING American Funds World Allocation Portfolio

ING BlackRock Health Sciences Opportunities Portfolio(1)

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio(1)

ING Bond Portfolio

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio

ING DFA World Equity Portfolio

ING FMRSM Diversified Mid Cap Portfolio(1)

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio(1)

ING Franklin Templeton Founding Strategy Portfolio

ING Global Perspectives Portfolio

ING Global Resources Portfolio(1)

ING Invesco Growth and Income Portfolio

ING JPMorgan Emerging Markets Equity Portfolio(1)

ING JPMorgan Small Cap Core Equity Portfolio(1)

ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio

ING Limited Maturity Bond Portfolio(1)

ING Liquid Assets Portfolio(1)

ING Marsico Growth Portfolio(1)

ING MFS Total Return Portfolio(1)

ING MFS Utilities Portfolio

ING Morgan Stanley Global Franchise Portfolio(1)

ING Multi-Manager Large Cap Core Portfolio(1)

ING PIMCO High Yield Portfolio(1)

ING PIMCO Total Return Bond Portfolio(1)

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING INVESTORS TRUST (continued)

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING T. Rowe Price Capital Appreciation Portfolio(1)

ING T. Rowe Price Equity Income Portfolio(1)

ING T. Rowe Price International Stock Portfolio

ING Templeton Global Growth Portfolio(1)

ING U.S. Stock Index Portfolio(1)

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING Diversified Emerging Markets Debt Fund

ING Diversified International Fund

ING Emerging Markets Equity Dividend Fund

ING Emerging Markets Equity Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Perspectives Fund

ING Global Real Estate Fund

ING International Core Fund

ING International Real Estate Fund

ING International Small Cap Fund

ING International Value Equity Fund

ING Multi-Manager International Equity Fund

ING Russia Fund

ING PARTNERS, INC.

ING American Century Small-Mid Cap Value Portfolio

ING Baron Growth Portfolio

ING Columbia Contrarian Core Portfolio

ING Columbia Small Cap Value II Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Global Bond Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Invesco Comstock Portfolio

ING Invesco Equity and Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Oppenheimer Global Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Portfolio

ING Solution Balanced Portfolio

ING Solution Conservative Portfolio

ING Solution Income Portfolio

ING Solution Moderately Aggressive Portfolio

ING Solution Moderately Conservative Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

ING Investment Grade Credit Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING SEPARATE PORTFOLIOS TRUST (continued)

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund

ING Retirement Solution 2055 Fund

ING Retirement Solution Income Fund

ING SERIES FUND, INC

ING Capital Allocation Fund

ING Core Equity Research Fund

ING Corporate Leaders 100 Fund

ING Global Target Payment Fund

ING Large Cap Growth Fund

ING Money Market Fund

ING Small Company Fund

ING SMID Cap Equity Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING Strategic Allocation Conservative Portfolio

ING Strategic Allocation Growth Portfolio

ING VARIABLE FUNDS

ING Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio — Series 13

ING GET U.S. Core Portfolio — Series 14

ING VARIABLE PORTFOLIOS, INC.

ING Australia Index Portfolio

ING Emerging Markets Index Portfolio

ING Euro STOXX 50® Index Portfolio

ING FTSE 100 Index® Portfolio

ING Global Value Advantage Portfolio

ING Hang Seng Index Portfolio

ING Index Plus LargeCap Portfolio

ING Index Plus MidCap Portfolio

ING Index Plus SmallCap Portfolio

ING International Index Portfolio

ING Japan TOPIX Index® Portfolio

ING Russell™ Large Cap Growth Index Portfolio

ING RussellTM Large Cap Index Portfolio

ING Russell™ Large Cap Value Index Portfolio

ING Russell™ Mid Cap Growth Index Portfolio

ING RussellTM Mid Cap Index Portfolio

ING RussellTM Small Cap Index Portfolio

ING Small Company Portfolio

ING U.S. Bond Index Portfolio

ING VARIABLE PRODUCTS TRUST

ING International Value Portfolio

ING MidCap Opportunities Portfolio

ING SmallCap Opportunities Portfolio